SUB-ADMINISTRATION AGREEMENT

SCHEDULE A

Listing of Fund(s)

SPDR Index Shares Funds

OPERATIONAL ETFS

SPDR STOXX® Europe 50 ETF

SPDR EURO STOXX 50® ETF

SPDR EURO STOXX Small Cap ETF

SPDR S&P® Emerging Asia Pacific ETF

SPDR S&P Russia ETF

SPDR S&P China ETF

SPDR S&P Emerging Markets ETF

SPDR S&P Emerging Markets Dividend ETF

SPDR S&P BRIC 40 ETF

SPDR S&P Emerging Europe ETF

SPDR S&P Emerging Latin America ETF

SPDR S&P Emerging Middle East & Africa ETF

SPDR S&P World ex-US ETF

SPDR S&P International Small Cap ETF

SPDR Dow Jones International Real Estate ETF

SPDR S&P Global Infrastructure ETF

SPDR S&P Global Natural Resources ETF

SPDR MSCI ACWI ex-US ETF

SPDR MSCI ACWI IMI ETF

SPDR MSCI ACWI Low Carbon Target ETF

SPDR MSCI EM 50 ETF

SPDR MSCI EM Beyond BRIC ETF

SPDR MSCI EAFE Quality Mix ETF

SPDR MSCI Emerging Markets Quality Mix ETF

SPDR MSCI World Quality Mix ETF

SPDR MSCI Australia Quality Mix ETF

SPDR MSCI Canada Quality Mix ETF

SPDR MSCI Germany Quality Mix ETF

SPDR MSCI Japan Quality Mix ETF

SPDR MSCI Mexico Quality Mix ETF

SPDR MSCI South Korea Quality Mix ETF

SPDR MSCI Spain Quality Mix ETF

SPDR MSCI Taiwan Quality Mix ETF

SPDR MSCI United Kingdom Quality Mix ETF

SPDR Russell/Nomura PRIMETM Japan ETF

SPDR Russell/Nomura Small CapTM Japan ETF

SPDR S&P Global Dividend ETF

SPDR S&P International Dividend ETF

SPDR S&P International Mid Cap ETF

SPDR S&P Emerging Markets Small Cap ETF

SPDR Dow Jones Global Real Estate ETF

SPDR S&P International Consumer Discretionary Sector ETF

SPDR S&P International Consumer Staples Sector ETF

SPDR S&P International Energy Sector ETF

SPDR S&P International Financial Sector ETF

SPDR S&P International Health Care Sector ETF

SPDR S&P International Industrial Sector ETF

SPDR S&P International Materials Sector ETF

SPDR S&P International Technology Sector ETF

SPDR S&P International Telecommunications Sector ETF

SPDR S&P International Utilities Sector ETF

SHELF ETFS

SPDR S&P Asia Pacific ETF

SPDR S&P Europe ETF

SPDR S&P Small Cap Emerging Europe ETF

SPDR S&P Emerging Africa ETF

SPDR S&P Emerging South East Asia ETF

SPDR S&P Emerging GCC-Middle East ETF

SPDR S&P Small Cap Emerging Middle East & Africa ETF

SPDR S&P Ireland ETF

SPDR S&P Brazil ETF

SPDR S&P India ETF

SPDR S&P Small Cap Emerging Latin America ETF

SPDR MSCI France Quality Mix ETF

SPDR MSCI Hong Kong Quality Mix ETF

SPDR MSCI Italy Quality Mix ETF

SPDR MSCI Switzerland Quality Mix ETF

SPDR Series Trust

OPERATIONAL ETFS

SPDR Russell 3000 ETF

SPDR Russell 1000 ETF

SPDR Russell 2000 ETF

SPDR S&P 500 Growth ETF

SPDR S&P 500 Value ETF

SPDR Russell Small Cap Completeness ETF

SPDR S&P 400 Mid Cap Growth ETF

SPDR S&P 400 Mid Cap Value ETF

SPDR S&P 600 Small Cap ETF

SPDR S&P 600 Small Cap Growth ETF

SPDR S&P 600 Small Cap Value ETF

SPDR Global Dow ETF

SPDR Dow Jones REIT ETF

SPDR S&P Bank ETF

SPDR S&P Capital Markets ETF

SPDR S&P Insurance ETF

SPDR S&P Regional BankingSM ETF

SPDR Morgan Stanley Technology ETF

SPDR S&P Dividend ETF

SPDR S&P Aerospace & Defense ETF

SPDR S&P Biotech ETF

SPDR S&P Health Care Equipment ETF

SPDR S&P Health Care Services ETF

SPDR S&P Homebuilders ETF

SPDR S&P Metals & Mining ETF

SPDR S&P Oil & Gas Equipment & Services ETF

SPDR S&P Oil & Gas Exploration & Production ETF

SPDR S&P Pharmaceuticals ETF

SPDR S&P Retail ETF

SPDR S&P Semiconductor ETF

SPDR S&P Software & Services ETF

SPDR S&P Telecom ETF

SPDR S&P Transportation ETF

SPDR S&P 1500 Value Tilt ETF

SPDR S&P 1500 Momentum Tilt ETF

SPDR Russell 1000 Low Volatility ETF

SPDR Russell 2000 Low Volatility ETF

SPDR Wells Fargo Preferred Stock ETF

SPDR Barclays 1-3 Month T-Bill ETF

SPDR Barclays TIPS ETF

SPDR Barclays 0-5 Year TIPS ETF

SPDR Barclays 1-10 Year TIPS ETF

SPDR Barclays Short Term Treasury ETF

SPDR Barclays Intermediate Term Treasury ETF

SPDR Barclays Long Term Treasury ETF

SPDR Barclays Short Term Corporate Bond ETF

SPDR Barclays Intermediate Term Corporate Bond ETF

SPDR Barclays Long Term Corporate Bond ETF

SPDR Barclays Issuer Scored Corporate Bond ETF

SPDR Barclays Convertible Securities ETF

SPDR Barclays Mortgage Backed Bond ETF

SPDR Barclays Aggregate Bond ETF

SPDR Nuveen Barclays Municipal Bond ETF

SPDR Nuveen Barclays California Municipal Bond ETF

SPDR Nuveen Barclays New York Municipal Bond ETF

SPDR Nuveen Barclays Short Term Municipal Bond ETF

SPDR Nuveen S&P High Yield Municipal Bond ETF

SPDR Nuveen Barclays Build America Bond ETF

SPDR DB International Government Inflation-Protected Bond ETF

SPDR Barclays Short Term International Treasury Bond ETF

SPDR Barclays International Treasury Bond ETF

SPDR Barclays International Corporate Bond ETF

SPDR Barclays Emerging Markets Local Bond ETF

SPDR Barclays High Yield Bond ETF

SPDR Barclays International High Yield Bond ETF

SPDR Barclays Short Term High Yield Bond ETF

SPDR Barclays Investment Grade Floating Rate ETF

SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF

SPDR BofA Merrill Lynch Crossover Corporate Bond ETF

SPDR S&P 500 Buyback ETF

SPDR MSCI USA Quality Mix ETF

SHELF ETFS

SPDR S&P Building & Construction ETF

SPDR S&P Computer Hardware ETF

SPDR S&P Food & Beverage ETF

SPDR S&P LeisureTime ETF

SPDR S&P Outsourcing & IT Consulting ETF

SPDR S&P 1500 Volatility Tilt ETF

SPDR S&P Commercial Paper ETF

SPDR S&P Agency Bond ETF

SPDR Barclays Corporate Bond ETF

SPDR Barclays Corporate Industrial Bond ETF

SPDR Barclays Corporate Financial Bond ETF

SPDR Barclays Corporate Utility Bond ETF

SPDR Barclays Zero Coupon Bond ETF

SPDR Barclays CMBS ETF

SPDR Barclays Global Convertible Securities ETF

SPDR Barclays Breakeven Inflation ETF

SPDR S&P Commercial Paper ex-Financials ETF

SPDR Barclays Floating Rate Treasury ETF

SSGA Active Trust

OPERATIONAL ETFS AND PORTFOLIOS

SPDR SSGA Multi-Asset Real Return ETF

SPDR SSGA Income Allocation ETF

SPDR SSGA Global Allocation ETF

SPDR Blackstone/GSO Senior Loan ETF

SPDR SSGA Ultra Short Term Bond ETF

SPDR MFS Systematic Core Equity ETF

SPDR MFS Systematic Growth Equity ETF

SPDR MFS Systematic Value Equity ETF

SPDR SSGA Risk Aware ETF

State Street Clarion Global Infrastructure & MLP Portfolio

SPDR DoubleLine Total Return Tactical ETF

SHELF ETFS

SPDR SSGA Conservative Global Allocation ETF

SPDR SSGA Aggressive Global Allocation ETF

SPDR SSGA Conservative Ultra Short Term Bond ETF

SPDR SSGA Aggressive Ultra Short Term Bond ETF

SPDR SSGA Large Cap Risk Aware ETF

SPDR SSGA Small Cap Risk Aware ETF

SPDR SSGA US Minimum Volatility ETF

SPDR SSGA Global Managed Volatility ETF (formerly, SPDR SSgA Global Minimum Volatility ETF)

SPDR SSGA Emerging Markets Minimum Volatility ETF

SSGA Funds

SSGA U.S. Government Money Fund*

SSGA Money Market Fund*

SSGA High Yield Bond Fund*

SSGA Dynamic Small Cap Fund*

SSGA Enhanced Small Cap Fund*

SSGA Emerging Markets Fund*

SSGA International Stock Selection Fund*

SSGA Clarion Real Estate Fund*

SSGA U.S. Treasury Money Market Fund*

SSGA Prime Money Market Fund*

SSGA S&P 500 Index Fund*

SSGA Master Trust

OPERATIONAL PORTFOLIOS

SSGA Multi-Asset Real Return Portfolio

SSGA Income Allocation Portfolio

SSGA Global Allocation Portfolio

Blackstone / GSO Senior Loan Portfolio

SSGA Ultra Short Term Bond Portfolio

SSGA MFS Systematic Core Equity Portfolio

SSGA MFS Systematic Growth Equity Portfolio

SSGA MFS Systematic Value Equity Portfolio

State Street Risk Aware Portfolio

State Street DoubleLine Total Return Tactical Portfolio

SHELF PORTFOLIOS

SSGA Conservative Global Allocation Portfolio

SSGA Aggressive Global Allocation Portfolio

State Street Institutional Investment Trust

State Street Equity 500 Index Fund*

State Street Aggregate Bond Index Fund*

State Street Institutional Liquid Reserves Fund*

State Street Institutional U.S. Government Money Market Fund*

State Street Institutional Tax Free Money Market Fund*

State Street Institutional Treasury Money Market Fund*

State Street Institutional Treasury Plus Money Market Fund*

State Street Global Equity ex-U.S. Index Fund*

State Street Strategic Real Return Fund

State Street Target Retirement 2015 Fund*

State Street Target Retirement 2020 Fund*

State Street Target Retirement 2025 Fund*

State Street Target Retirement 2030 Fund*

State Street Target Retirement 2035 Fund*

State Street Target Retirement 2040 Fund*

State Street Target Retirement 2045 Fund*

State Street Target Retirement 2050 Fund*

State Street Target Retirement 2055 Fund*

State Street Target Retirement 2060 Fund*

State Street Target Retirement Fund*

State Street Global Managed Volatility Fund*

State Street Opportunistic Emerging Markets Equity Fund

State Street Equity 500 Index II Portfolio

State Street Aggregate Bond Index Portfolio

State Street Strategic Real Return Portfolio

State Street Global Equity ex-U.S. Index Portfolio

State Street Clarion Global Infrastructure & MLP Fund*

State Street Global Macro Absolute Return Fund

State Street Clarion Global Real Estate Income Fund*

State Street Green Bond Fund

State Street ESG Emerging Markets Fund*

State Street International Developed Equity Index Fund*

State Street Hedged International Developed Equity Index*

State Street Macro Absolute Return Bond Fund

State Street Income Allocation Fund

State Street Multi-Asset Real Return Fund

State Street Global Allocation Fund

State Street Small/Mid Cap Equity Index Portfolio

State Street Small/Mid Cap Equity Index Fund

State Street 60 Day Money Market Portfolio

State Street 60 Day Money Market Fund

State Street Cash Reserves Portfolio

State Street Cash Reserves Fund

State Street Institutional Liquid Assets Portfolio

State Street Institutional Liquid Assets Fund

State Street Current Yield Portfolio

State Street Current Yield Fund

State Street Conservative Income Portfolio

State Street Conservative Income Fund

State Street Ultra Short Term Bond Portfolio

State Street Ultra Short Term Bond Fund

State Street Emerging Markets Equity Index Fund

State Street Small Cap Emerging Markets Equity Fund

State Street Master Funds

State Street Equity 500 Index Portfolio

State Street Money Market Portfolio

State Street Tax Free Money Market Portfolio

State Street U.S. Government Money Market Portfolio

State Street Treasury Money Market Portfolio

State Street Treasury Plus Money Market Portfolio

State Street Navigator Securities Lending Trust

State Street Navigator Securities Lending Prime Portfolio

State Street Navigator Securities Lending TIAA-CREF Short Term Lending Portfolio State Street Navigator Securities Lending MET Portfolio

State Street Navigator Securities Lending Government Portfolio

State Street Navigator Securities Lending Short-Term Bond Portfolio

*	Receiving blue sky services pursuant to Section 5(cc).

SUB-ADMINISTRATION AGREEMENT

SCHEDULE B

Notice Filing with State Securities Administrators

At the specific direction of the Administrator or the Trust, the Sub-Administrator will prepare required documentation and make Notice Filings in accordance with the securities laws of each jurisdiction in which Trust shares are to be offered or sold pursuant to instructions given to the Sub-Administrator by the Administrator or the Trust.

The Administrator shall be solely responsible for the determination (i) of those jurisdictions in which Notice Filings are to be submitted and (ii) the number of Trust shares to be permitted to be sold in each such jurisdiction. In the event that the Sub-Administrator becomes aware of (a) the sale of Trust shares in a jurisdiction in which no Notice Filing has been made or (b) the sale of Trust shares in excess of the number of Trust shares permitted to be sold in such jurisdiction, the Sub-Administrator shall report such information to the Administrator or the Trust, and it shall be the Administrator’s or the Trust’s responsibility to determine appropriate corrective action and instruct the Sub-Administrator with respect thereto.

The Blue Sky services shall consist of the following:

1.	Filing of Trust’s Initial Notice Filings, as directed by the Trust;

2.	Filing of Trust’s renewals and amendments as required;

3.	Filing of amendments to the Trust’s registration statement where required;

4.	Filing Trust sales reports where required;

5.	Payment at the expense of the Trust of all Trust Notice Filing fees;

6.	Filing the Prospectuses and Statements of Additional Information and any amendments or supplements thereto where required;

7.	Filing of annual reports and proxy statements where required; and

8.	The performance of such additional services as the Sub-Administrator and the Administrator may agree upon in writing.

Unless otherwise specified in writing by the Sub-Administrator, Blue Sky services by the Sub-Administrator shall not include determining the availability of exemptions under a jurisdiction’s blue sky law or ensuring the proper application of any such exemptions. Any such determinations shall be made by the Administrator or the Trust or their legal counsel.

B-1

If the Administrator or the Trust has elected to deliver Trust share sales information to the Sub-Administrator via broker-dealer feeds, the Sub-Administrator’s processing of any such feeds is subject to the supervision and approval of the Trust and the following shall apply.

1.	Activation of any broker-dealer feeds, including transfer agent codes or broker codes, will commence as soon as practical after written instructions are received from the Trust. The Sub-Administrator will assume all sales from such feeds are Blue Sky reportable.

2.	The Sub-Administrator will accept and pay Blue Sky fees based on all active and live direct broker-dealer feeds, as instructed by the Trust in writing.

3.	The originating entity, and not the Sub-Administrator, is responsible for the accuracy of all broker-dealer feed information. Without limiting the generality of the foregoing, the Sub-Administrator will not be responsible for (i) reconciling any direct broker-dealer feeds with the Trust’s accounting records, (ii) ensuring that omnibus suppressions are effected, (iii) the accuracy of any files transmitted from the transfer agent or broker-dealer systems or (iv) errors or omissions in sales data. The Sub-Administrator will not alter or otherwise manipulate or change the contents of any transfer agent or broker-dealer files routed to the Sub-Administrator.

4.	The Administrator or the Trust will be responsible for ensuring that any direct broker-dealer feeds are deactivated from the main omnibus feed at the Trust’s transfer agent as appropriate. The Trust acknowledges that all dropped and dead transfer agent or broker-dealer feeds will automatically be deactivated.

In connection with the services described herein, the Trust shall issue in favor of the Sub-Administrator a power of attorney to submit Notice Filings on behalf of the Trust, which power of attorney shall be substantially in the form of Exhibit I attached hereto.

B-2

EXHIBIT 1

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, as of             that             (the “Trust”) on behalf of its currently existing series and all future series (the “Funds”), with principal offices at             , makes, constitutes, and appoints BOSTON FINANCIAL DATA SERVICES, INC. (“Boston Financial”) with principal offices at 200 Crown Colony Drive, Quincy, Massachusetts 02169 its lawful attorney-in-fact for it to do as if it were itself acting, the following:

1. NOTICE FILINGS FOR FUND SHARES. The power to submit (in any format accepted) notice filings for the Funds in each jurisdiction in which the Fund’s shares are offered or sold and in connection therewith the power to prepare, execute, and deliver and file (in any format accepted) any and all of the Fund’s applications including without limitation, applications to provide notice for the Fund’s shares, consents, including consents to service of process, reports, including without limitation, all periodic reports, or other documents and instruments now or hereafter required or appropriate in the judgment of the Boston Financial in connection with the notice filings of the Fund’s shares.

2. TRANSMIT FILING FEES. The power to draw, endorse, and deposit checks and/or transmit electronic payments in the name of the Funds in connection with the notice filings of the Fund’s shares with state securities administrators.

3. AUTHORIZED SIGNERS. Pursuant to this Limited Power of Attorney, individuals holding the titles of Managing Director, Vice President, Compliance Officer, Compliance Group Manager, Compliance Manager, or Compliance Fund Administrator at Boston Financial shall have authority to act on behalf of the Funds with respect to items 1 and 2 above.

The execution of this limited power of attorney shall be deemed coupled with an interest and shall be revocable only upon receipt by Boston Financial of such termination of authority. Nothing herein shall be construed to constitute the appointment of Boston Financial as or otherwise authorize Boston Financial to act as an officer, director or employee of the Trust.

IN WITNESS WHEREOF, the Trust has caused this Agreement to be executed in its name and on its behalf by and through its duly authorized officer, as of the date first written above.

[NAME]

By:

Name:

Title:

Subscribed and sworn to before me this day of 20

Exh 1-1

Notary Public
State of

In and for the County of
My Commission expires

Exh 1-2

SUB-ADMINISTRATION AGREEMENT

SCHEDULE C

Prior Agreements

•	Administration Agreement dated as of February 15, 2002 by and between State Street Bank and Trust Company and SPDR Index Shares Funds

•	Administration Agreement dated as of September 22, 2000 by and between State Street Bank and Trust Company and SPDR Series Trust

•	Administration Agreement, dated as of April 18, 2012 by and between State Street Bank and Trust Company and SSgA Active Trust

•	Administration Agreement dated as of January 1, 2013 by and between State Street Bank and Trust Company and SSgA Funds[1]

•	Administration Agreement dated as of April 18, 2012 by and between State Street Bank and Trust Company and SSgA Master Trust

•	Administration Agreement dated as of February 28, 2000 by and between State Street Bank and Trust Company and State Street Institutional Investment Trust

•	Sub-Administration Agreement dated as of February 1, 2011 by and among State Street Bank and Trust Company, SSGA Funds Management, Inc. and State Street Institutional Investment Trust

•	Administration Agreement dated as of March 1, 2000 by and between State Street Bank and Trust Company and State Street Master Funds

•	Administration Agreement dated as of March 4, 1996 by and between State Street Bank and Trust Company and State Street Navigator Securities Lending Trust

•	Money Market Services Agreement dated as of September 1, 2010 by and between State Street Master Funds and State Street Institutional Investment Trust and State Street Bank and Trust Company

[1]	Note that this Agreement superseded the Money Market Services Agreement dated September 1, 2010 by and between SSgA Funds and State Street Bank and Trust Company

C-1

SUB-ADMINISTRATION AGREEMENT

SCHEDULE A

Listing of Fund(s)

SPDR Index Shares Funds

OPERATIONAL ETFS

SPDR STOXX® Europe 50 ETF

SPDR EURO STOXX 50® ETF

SPDR EURO STOXX 50® Currency Hedged ETF

SPDR EURO STOXX Small Cap ETF

SPDR S&P® Emerging Asia Pacific ETF

SPDR S&P Russia ETF

SPDR S&P China ETF

SPDR S&P Emerging Markets ETF

SPDR S&P Emerging Markets Dividend ETF

SPDR S&P BRIC 40 ETF

SPDR S&P Emerging Europe ETF

SPDR S&P Emerging Latin America ETF

SPDR S&P Emerging Middle East & Africa ETF

SPDR S&P World ex-US ETF

SPDR S&P International Small Cap ETF

SPDR Dow Jones International Real Estate ETF

SPDR S&P Global Infrastructure ETF

SPDR S&P Global Natural Resources ETF

SPDR MSCI ACWI ex-US ETF

SPDR MSCI ACWI IMI ETF

SPDR MSCI ACWI Low Carbon Target ETF

SPDR MSCI EM 50 ETF

SPDR MSCI EM Beyond BRIC ETF

SPDR MSCI EAFE Quality Mix ETF

SPDR MSCI Emerging Markets Quality Mix ETF

SPDR MSCI World Quality Mix ETF

SPDR MSCI Australia Quality Mix ETF

SPDR MSCI Canada Quality Mix ETF

SPDR MSCI Germany Quality Mix ETF

SPDR MSCI Japan Quality Mix ETF

SPDR MSCI Mexico Quality Mix ETF

SPDR MSCI South Korea Quality Mix ETF

SPDR MSCI Spain Quality Mix ETF

SPDR MSCI Taiwan Quality Mix ETF

SPDR MSCI United Kingdom Quality Mix ETF

SPDR Russell/Nomura PRIMETM Japan ETF

SPDR Russell/Nomura Small CapTM Japan ETF

SPDR S&P Global Dividend ETF

SPDR S&P International Dividend ETF

SPDR S&P International Mid Cap ETF

SPDR S&P Emerging Markets Small Cap ETF

SPDR Dow Jones Global Real Estate ETF

SPDR S&P International Consumer Discretionary Sector ETF

SPDR S&P International Consumer Staples Sector ETF

SPDR S&P International Energy Sector ETF

SPDR S&P International Financial Sector ETF

SPDR S&P International Health Care Sector ETF

SPDR S&P International Industrial Sector ETF

SPDR S&P International Materials Sector ETF

SPDR S&P International Technology Sector ETF

SPDR S&P International Telecommunications Sector ETF

SPDR S&P International Utilities Sector ETF

SPDR S&P International Dividend Currency Hedged ETF

SPDR MSCI International Real Estate Currency Hedged ETF

SPDR MSCI China A Shares IMI ETF

SPDR S&P North American Natural Resources ETF

SHELF ETFS

SPDR S&P Asia Pacific ETF

SPDR S&P Europe ETF

SPDR S&P Small Cap Emerging Europe ETF

SPDR S&P Emerging Africa ETF

SPDR S&P Emerging South East Asia ETF

SPDR S&P Emerging GCC-Middle East ETF

SPDR S&P Small Cap Emerging Middle East & Africa ETF

SPDR S&P Ireland ETF

SPDR S&P Brazil ETF

SPDR S&P India ETF

SPDR S&P Small Cap Emerging Latin America ETF

SPDR MSCI France Quality Mix ETF

SPDR MSCI Hong Kong Quality Mix ETF

SPDR MSCI Italy Quality Mix ETF

SPDR MSCI Switzerland Quality Mix ETF

SPDR STOXX® Europe 50 Currency Hedged ETF

[REDACTED]

As of December 15, 2015

2